SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2021
Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”).
Principles of Consolidation
The consolidated financial statements include the accounts of Latch, Inc. and its wholly-owned subsidiaries, Latch Systems, Inc., Latch Taiwan, Inc., Latch Insurance Solutions, LLC and Latch Systems Ltd. All intercompany transactions have been eliminated in consolidation.
Use of Estimates
The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Estimates are used when accounting for revenue recognition, allowance for doubtful accounts, allowance for hardware returns, estimates of excess and obsolete inventory, stock-based compensation, warrants, impairment of fixed assets, investment in trading securities and capitalized internally developed software. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, and makes adjustments when facts and circumstances dictate. These estimates are based on information available as of the date of the consolidated financial statements. Due to the use of estimates inherent in the financial reporting process and given the unknowable duration and effects of the COVID-19 pandemic, among other factors, actual results could differ from those estimates.
Cash and Cash Equivalents
The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash and cash equivalents. Cash and cash equivalents are recorded at cost, which approximates fair value. As of December 31, 2021 and 2020, cash consists primarily of funds held in the Company’s checking accounts, money market funds and commercial paper. The Company considers these money market funds and commercial paper to be Level 1 financial instruments.
The Company’s cash balances exceed the limits that are federally insured. To date, the Company has not recognized any losses caused by uninsured balances.
Marketable Securities
The Company classifies its fixed income marketable securities as available-for-sale based on its intentions with regard to these instruments. Accordingly, marketable securities are reported at fair value, with all unrealized holding gains and losses reflected in stockholders’ equity. If it is determined that an investment has an other-than-temporary decline in fair value, the Company recognizes the investment loss in other income (expense) in the consolidated statements of operations and comprehensive loss. The Company periodically evaluates its investments to determine if impairment charges are required.
Accounts Receivable and Allowance for Doubtful Accounts
Accounts receivable are stated at net realizable value, net of allowance for doubtful accounts and reserve for wholesale returns (see “—Revenue Recognition—Hardware and other related” below for further information). On a periodic basis, management evaluates its accounts receivable and determines whether to provide an allowance or if any accounts should be written off based on a past history of write-offs, collections and current credit conditions. A receivable is considered past due if the Company has not received payments based on agreed-upon terms.
The Company generally does not require any security or collateral to support its receivables. The allowance for doubtful accounts was $2.0 million and $0.1 million as of December 31, 2021 and 2020, respectively.
Inventories, Net
Inventories consist of finished goods and component parts, which are purchased from contract manufacturers and component suppliers. Inventories are stated at the lower of cost or net realizable value with cost being determined using the average cost method. The Company periodically assesses the valuation of inventory and writes down the value for estimated excess and obsolete inventory based upon estimates of future demand and market conditions, when necessary.
Property and Equipment, Net
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line method over the estimated useful lives of the assets as follows:

Useful life in years
Office furniture	5
Computers and equipment	3 - 5
Software Development Costs
The Company capitalizes certain development costs incurred in connection with its internally developed software. These capitalized costs are primarily related to its software that is hosted by the Company and accessed by its customers via a mobile or web application on a subscription basis. Costs incurred in the preliminary stages of development are expensed as incurred. Once an application has reached the development stage, internal and external costs, if direct and incremental, are capitalized until the software is substantially complete and ready for its intended use. Capitalization ceases upon completion of all substantial testing. The Company also capitalizes costs related to specific software upgrades and enhancements when it is probable the expenditures will result in additional features and functionality. Maintenance costs are expensed as incurred. Internally developed software is amortized on a straight-line basis over its estimated useful life, generally three to five years. The Company capitalized $7.4 million, $5.0 million and $3.0 million in internally developed software during the years ended December 31, 2021, 2020 and 2019, respectively. Amortization expense related to internally developed software for the years ended December 31, 2021, 2020 and 2019 was $2.4 million, $0.8 million and $0.3 million, respectively. The net book value of capitalized internally developed software at December 31, 2021 and 2020 was $12.5 million and $7.4 million, respectively.
Intangible Assets
The Company’s finite-lived intangible assets consist primarily of acquisitions of an assembled workforce, patents and other intangibles. Intangible assets with finite lives are recorded at their estimated fair value at the date of acquisition and are amortized over their estimated useful lives using the straight-line method. Additionally, the Company has indefinite-lived intangible assets that were acquired, primarily including domain names. Intangible assets consisted of the following as of December 31, 2021 and 2020, included within other non-current assets on the consolidated balance sheets.

	December 31, 2021	December 31, 2020
Assembled workforce	$700	$—
Domain names	318	318
Patents	37	37
Other intangibles	4	4
Intangible assets	1,059	359
Less: Accumulated amortization	$(213)	$(64)
Total intangible assets, net	$846	$295
Total amortization expense for the year ended December 31, 2021 was $0.1 million and less than $0.1 million for both years ended December 31, 2020 and 2019.
The estimated useful life of the intangible assets is as follows:

Useful life in years
Assembled workforce	3
Patents	12
Other intangibles	3 - 13
The Company entered into an asset purchase agreement, which was effective in October 2021. The Company evaluated the acquisition under ASC 805, Business Combinations. The acquisition included the purchase of an assembled workforce to support certain of the Company’s business development efforts. The Company performed the screen test and determined that the acquired set did not include any substantive assets outside of the assembled workforce. The assembled workforce represents professional services that the Company was previously obtaining externally prior to the acquisition. The Company determined the acquisition did not qualify as a business as it did not contain any substantive inputs that would be necessary to create any outputs, as a condition of the asset purchase agreement was to wind-down the existing business. Therefore, the Company accounted for the acquisition as an asset acquisition.
Equity Issuance Costs
Costs incurred in connection with the issuance of the Company’s series preferred stock have been recorded as a direct reduction against redeemable convertible preferred stock within the Consolidated Balance Sheets.
Additionally, certain transaction costs incurred in connection with the Merger Agreement that are direct and incremental to the Business Combination (see Note 1, Description of Business) have been recorded as a component of additional paid in capital within the Consolidated Balance Sheets.
Revenue Recognition
The Company adopted Accounting Standards Update (“ASU”) No. 2014-09 and its related amendments (collectively known as ASC 606, Revenue from Contracts with Customers) effective January 1, 2018, using the full retrospective approach to all contracts. Incremental costs to obtaining customer contracts, primarily sales commissions, were capitalized in accordance with the adoption of ASC 606.
In determining the appropriate amount of revenue to be recognized as it fulfills its obligations under its agreements, the Company performs the following steps: (i) identify contracts with customers; (ii) identify performance obligations; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations; and (v) recognize revenue when (or as) the Company satisfies each performance obligation.
A performance obligation is a promise in a contract to transfer a distinct good or service to a customer and is the unit of account in ASC 606. Revenues are recognized when control of the promised goods or services are transferred to a customer in an amount that reflects the consideration that the Company expects to receive in exchange for those services. The Company currently generates its revenues from three primary sources: (1) hardware devices, (2) professional services and (3) software products.
Hardware and other related
The Company generates hardware revenue primarily from the sale of its portfolio of devices for its smart access and smart apartment solutions. The Company sells hardware to building developers directly or through its channel partners who act as the intermediary and installer. The Company recognizes hardware revenue when the hardware is shipped directly to building developers or to its channel partners, which is when control is transferred to the building developer. The Company provides warranties that its hardware will be substantially free from defects in materials and workmanship for a period of one year for electronic components and five years for mechanical components. The Company replaces, repairs or refunds warrantable devices at its sole discretion. The Company determined these warranties are not separate performance obligations as they cannot be purchased separately and do not provide a service in addition to an assurance the hardware will function as expected. The Company records a reserve as a component of cost of hardware revenue based on historical costs of replacement units for returns of defective products. For the years ended December 31, 2021, 2020 and 2019, the reserve for hardware warranties was approximately 1%, 2% and 2% of cost of hardware revenue, respectively. The Company also provides certain customers a wholesale arrangement with a right of return for non-defective product, which is treated as a reduction of hardware revenue based on the Company’s expectations and historical experience. For the years ended December 31, 2021, 2020 and 2019, the reserve for wholesale returns against revenue was $(0.1) million, $0.1 million and $0.6 million, and the reserve against accounts receivable was $0.6 million, $1.8 million and $1.5 million, respectively.
The Company also generates revenues related to hardware, which includes professional services related to installation and activation of hardware devices sold to building developers. These services are recognized over time on a percentage of completion basis. The Company recognized professional services revenue of $1.9 million for the year ended December 31, 2021. The Company recognized no professional services revenue for the years ended December 31, 2020 and 2019.
Software
The Company generates software revenue primarily through the sale of its software-as-a-service (“SaaS”) to building developers over its cloud-based platform on a subscription-based arrangement. Subscription fees vary depending on the optional features selected by customers as well as the term length. SaaS arrangements generally have term lengths of month-to-month, two-year, five-year and ten-year and include a fixed fee paid upfront except for the month-to-month arrangements. As a result of significant discounts provided to our customers on the longer-term software contracts paid upfront, the Company has determined that there is a significant financing component related to the time value of money and has therefore broken out the interest component and recorded it as a component of interest income (expense), net on the consolidated statements of operations and comprehensive loss. The interest expense related to the significant financing component is recorded using the effective interest method, which has higher interest expense at inception and declines over time to match the underlying economics of the transaction where the outstanding principal balance decreases over time. The amount of interest expense related to this component was $3.1 million, $1.5 million and $0.4 million for the years ended December 31, 2021, 2020 and 2019, respectively.
The services provided by the Company for the subscription-based arrangements are considered stand-ready performance obligations where customers benefit from the services evenly throughout the service period. Revenue is primarily recognized on a ratable basis over the subscription period of the contractual arrangement beginning when or as control of the promised services is available or transferred to the customer.
Performance Obligations
The Company enters into contracts that contain multiple distinct performance obligations: hardware, professional services and software. The hardware performance obligation includes the delivery of hardware, the professional services performance obligation includes the delivery of activation and installation of the hardware and the software performance obligation allows the customer access to the software during the contracted-use term when the promised service is transferred to the customer. The Company has determined that the hardware, professional services and software are individual distinct performance obligations because they can be sold by the Company on a standalone basis, and because other vendors sell similar technologies and services on a standalone basis.
For each performance obligation identified, the Company estimates the standalone selling price, which represents the price at which the Company would sell the good or service separately. If the standalone selling price is not observable through past transactions, the Company estimates the standalone selling price, taking into account available information such as market conditions, historical pricing data and internal pricing guidelines related to the performance obligations. The Company then allocates the transaction price among those obligations based on the estimation of standalone selling price. For software revenue, the Company estimates the transaction price, including variable consideration, at the commencement of the contract and recognizes revenue over the contract term. The aggregate amount of the transaction price allocated to performance obligations that were unsatisfied was $30.2 million as of December 31, 2021. The Company expects to recognize the short-term amount of $6.0 million over the next 12 months, of which $9.4 million will be recognized as revenue and $3.4 million will be recognized as interest expense related to the significant financing component, and the long-term portion of $24.2 million over the contracted-use term of each agreement, of which $32.8 million will be recognized as revenue and $8.6 million will be recognized as interest expense related to the significant financing component.
Revenue Disaggregation
The Company had total revenue of $41.4 million, $18.1 million and $14.9 million for the years ended December 31, 2021, 2020 and 2019, respectively, all generated within North America.
Deferred Contract Costs
The Company capitalizes commission expenses paid that are incremental to obtaining customer software contracts. Costs related to the initial signing of software contracts are amortized over the average customer life, which has been estimated to be ten years. The Company determined the period of benefit by taking into consideration the length of terms in its customer contracts, including renewals and extensions. Amounts expected to be recognized within one year of the balance sheet date are recorded as deferred contract costs, current and are included in prepaid expenses and other current assets on the consolidated balance sheets; the remaining portion is recorded as deferred contract costs non-current and is included in other non-current assets on the consolidated balance sheets. Amortization expense is included in sales and marketing expense in the consolidated statements of operations and comprehensive loss.
The following table represents a roll-forward of the Company’s deferred contract costs:

Balance as of January 1, 2020	$160
Additions to deferred contract costs	454
Amortization of deferred contract costs	(65)
Balance as of December 31, 2020	$549
Additions to deferred contract costs	827
Amortization of deferred contract costs	(101)
Balance as of December 31, 2021	$1,275
Contract Assets and Contract Liabilities (Unbilled Receivables and Deferred Revenue)

	December 31, 2021	December 31, 2020
Contract assets (unbilled receivables)	$633	$—
Contract liabilities (deferred revenue)	$30,206	$15,522
The Company enters into contracts with its customers, which may give rise to contract assets (unbilled receivables) and contract liabilities (deferred revenue) due to revenue recognition differing from the timing of billing to customers. The Company recognizes unbilled receivables when the performance obligation precedes the invoice date. The Company records unbilled receivables within prepaid and other current assets on the consolidated balance sheets.
The Company records contract liabilities to deferred revenue when the Company bills customers in advance of the performance obligations being satisfied on the Company’s contracts, which is generally the case for the Company’s software revenue. The Company generally invoices its customers monthly, or up to two years, five years or ten years in advance of services being provided. The Company recognized $4.2 million, $1.8 million and $0.3 million of prior year deferred software revenue during the years ended December 31, 2021, 2020 and 2019, respectively.
Increase in contract liabilities for the years ended December 31, 2021, 2020 and 2019 primarily resulted from growth of contracts with new and existing customers. Deferred revenue that will be recognized during the succeeding 12-month period is recorded within current liabilities on the accompanying consolidated balance sheets.
Cost of Revenue
Cost of hardware and other related revenue consists primarily of product costs, including manufacturing costs, duties and other applicable importing costs, shipping and handling costs, packaging, warranty costs, assembly costs and warehousing costs, as well as other non-inventoriable costs including personnel-related expenses associated with supply chain logistics and direct deployment, outsourced labor costs and channel partner fees.
Cost of software revenue consists primarily of outsourced hosting costs and personnel-related expenses associated with monitoring and managing outsourced hosting service providers.
Cost of revenue excludes depreciation and amortization shown in operating expenses.
General and Administrative
General and administrative expense consists primarily of personnel and related expenses for our executive, legal, human resources, finance and IT functions, including salaries, bonuses, benefits, payroll taxes, travel and stock-based compensation. Additional expenses included in this category are non-personnel costs such as legal fees, rent, professional fees, audit fees, bad debt expense and insurance costs.
Research and Development
Research and development (“R&D”) expense consists primarily of personnel and related expenses for our employees working on our product design and engineering teams, including salaries, bonuses, benefits, payroll taxes, travel and stock-based compensation. Also included are non-personnel costs such as amounts paid to our third-party contract manufacturers for tooling, engineering and prototype costs of our hardware products, fees paid to third party consultants, R&D supplies and rent. R&D costs that do not meet the criteria for capitalization are expensed as incurred.
Sales and Marketing
Sales and marketing expense consists primarily of personnel and related expenses for our employees working on our sales, customer success, deployment and marketing teams, including salaries, bonuses, benefits, payroll taxes, travel, commissions and stock-based compensation. Also included are non-personnel costs such as marketing activities (trade shows and events, conferences and digital advertising), professional fees, rent and customer support.
Costs associated with the Company’s advertising are expensed as incurred and are included in sales and marketing expenses. Advertising expense was $2.5 million, $0.4 million and $0.8 million for the years ended December 31, 2021, 2020 and 2019, respectively.
Depreciation and Amortization
Depreciation and amortization expense consists primarily of depreciation expense related to investments in property and equipment, internally developed capitalized software and intangible assets.
Impairment of Long-Lived Assets
The Company assesses long-lived assets for impairment in accordance with the provisions of ASC 360, Property, Plant and Equipment. Long-lived assets (asset group), such as property and equipment and internally developed capitalized software costs subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted future cash flows expected to result from the use and eventual disposition of the asset. The amount of impairment loss, if any, is measured as the difference between the carrying value of the asset and its estimated fair value. Fair value is determined through various valuation techniques, including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary. As of December 31, 2021 and 2020, no impairment charge has been recorded.
Income Taxes
Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded for deferred tax assets if it is more likely than not that some portion or all of the deferred tax assets will not be realized. As of December 31, 2021 and 2020, the Company recorded a full valuation allowance against its deferred tax assets.
The Company recognizes the effect of income tax positions only if those positions are more likely than not to be sustained. Recognized income tax positions are measured at the largest amount that has a greater than 50% likelihood of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.
Stock-Based Compensation
The Company measures and records the expense related to stock-based payment awards based on the fair value of those awards as determined on the date of grant. The Company recognizes stock-based compensation expense over the requisite service period of the individual grant, generally equal to the vesting period, and uses the straight-line method to recognize stock-based compensation. The fair value of restricted stock units (“RSUs”) is determined using the closing trading price on the grant date. The Company uses the Black-Scholes-Merton (“Black-Scholes”) option-pricing model to determine the fair value of stock options. The Black-Scholes option-pricing model requires the use of highly subjective and complex assumptions to determine the fair value of stock options, including the option’s expected term and the price volatility of the underlying stock. The Company calculates the fair value of options granted by using the Black-Scholes option-pricing model with the following assumptions:
•Expected Volatility—The Company estimates volatility for option grants by evaluating the average historical volatility of a peer group of companies for the period immediately preceding the option grant for a term that is approximately equal to the option’s expected term.
•Expected Term—The expected term of the Company’s options represents the period that the stock-based awards are expected to be outstanding. The Company has elected to use the midpoint between the stock option’s vesting term and contractual expiration period to compute the expected term, as the Company does not have sufficient historical information to develop reasonable expectations about future exercise patterns and post-vesting employment termination behavior.
•Risk-Free Interest Rate—The risk-free interest rate is based on the implied yield currently available on U.S. Treasury zero-coupon issues with a term that is equal to the option’s expected term at the grant date.
•Dividend Yield—The Company has not declared or paid dividends to date and does not anticipate declaring dividends. As such, the dividend yield has been estimated to be zero.
Cash Settled RSUs
The Company grants cash settled RSUs that are classified as liability awards as defined in ASC 718, Compensation - Stock Compensation. Cash settlement is required (no election for share settlement) and the cash settlement is not contingent on the occurrence of an event. These awards are recorded as a share-based liability, and fair value is remeasured quarterly. Each vested award is released for cash equal to the Company’s common stock value.
Fair Value Measurement
Fair value accounting is applied for all financial assets and liabilities and nonfinancial assets and liabilities that are recognized or disclosed at fair value in the consolidated financial statements on a recurring basis (at least annually). Fair value is defined as the exchange price that would be received for an asset or an exit price that would be paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.
The authoritative guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:
•Level 1—Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.
•Level 2—Inputs are observable, either directly or indirectly, unadjusted quoted prices in active markets for similar assets or liabilities, unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the related assets or liabilities.
•Level 3—Inputs are generally unobservable and typically reflect management’s best estimate of assumptions that market participants would use in pricing the asset or liability.
The level in the fair value hierarchy within which a fair value measurement in its entirety falls is based on the lowest-level input that is significant to the fair value measurement in its entirety.
Convertible Notes and Derivatives
The Company accounts for convertible notes, net using an amortized cost model pursuant to ASC 835, Interest. Convertible notes are classified as liabilities measured at amortized cost, net of debt discounts from debt issuance costs, lender fees and the initial fair value of bifurcated derivatives, which reduce the initial carrying amount of the notes. The carrying value is accreted to the stated principal amount at contractual maturity using the effective-interest method with a corresponding charge to interest expense pursuant to ASC 835. Debt discounts are presented on the balance sheet as a direct deduction from the carrying amount of the related debt.
The Company accounts for its derivatives in accordance with ASC 815-10, Derivatives and Hedging, or ASC 815-15, Embedded Derivatives, depending on the nature of the derivative instrument. ASC 815 requires each contract that is not a derivative in its entirety to be assessed to determine whether it contains embedded derivatives that are required to be bifurcated and accounted for as a derivative financial instrument. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if (i) the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings, (ii) the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract and (iii) a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument. Embedded derivatives are measured at fair value and re-measured at each subsequent reporting period and recorded within convertible notes, net on the consolidated balance sheets and changes in fair value recorded in other income (expense) within the statements of operations and comprehensive loss.
Earnings per Share
The calculation of earnings per share is based on the weighted average number of common stock or common stock equivalents outstanding during the applicable period. The dilutive effect of common stock equivalents is excluded from basic earnings per share and is included in the calculation of diluted earnings per share. Potentially dilutive securities include outstanding convertible preferred stock, common stock options and common stock warrants.
The Company follows the two-class method when computing net loss per common share when shares are issued that meet the definition of participating securities. The two-class method determines net loss per common share for each class of common stock and participating securities according to dividends declared or accumulated and participation rights in undistributed earnings. The two-class method requires income available to common stockholders for the period to be allocated between common stock and participating securities based upon their respective rights to receive dividends as if all income for the period had been distributed. The Company’s redeemable convertible preferred stock contractually entitles the holders of such shares to participate in dividends but does not contractually require the holders of such shares to participate in the Company’s losses. For periods in which the Company reports net losses, diluted net loss per share is the same as basic net loss per share because potentially dilutive common shares are not assumed to have been issued if their effect is anti-dilutive.
Diluted shares outstanding are calculated using the treasury stock method or the two-class method, depending on which method is more dilutive for a given period. Under the treasury stock method, the amount the employee must pay for exercising stock options, the amount of compensation cost for future service that the Company has not yet recognized and the amount of benefits that would be recorded in common shares when the award becomes deductible for tax purposes are assumed to be used to repurchase shares, based on the average share price for the fiscal period.
Concentrations of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents and trade accounts receivable. The Company primarily invests its excess cash in low-risk, highly liquid money market funds with major financial institutions as well as marketable securities (see Note 3, Investments).
Significant customers are those which represent more than 10% of the Company’s total revenue or gross accounts receivable balance at each balance sheet date. As of December 31, 2021 and 2020, the Company had one and one customer that accounted for $3.0 million and $1.5 million, or 12% and 15%, of gross accounts receivable, respectively. For the years ended December 31, 2021 and 2020, the Company had one and one customer that accounted for $4.9 million and $1.9 million or 12% and 11% of total revenue, respectively. There was no customer that accounted for greater than 10% of the Company’s total revenue for the year ended December 31, 2019.
Segment Information
The Company has one operating and reportable segment as it only reports financial information on an aggregate and consolidated basis to its Chief Executive Officer, who is the Company’s chief operating decision maker.
Recent Accounting Pronouncements
In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), which requires lessees to recognize most leases on the balance sheet as a right of use asset and related lease liability. The ASU is effective for fiscal years beginning after December 15, 2021 and interim periods within fiscal years beginning after December 15, 2022, with early adoption permitted. The Company reviewed the operating leases, primarily for offices and facilities, and will adopt the guidance on January 1, 2022. The Company has made a policy election to exclude short-term leases, those with an original term of less than twelve months, from recognition and measurement under ASC 842. As the majority of its leases are short-term, the Company does not expect the adoption of this ASU to have a material impact on the consolidated financial statements.
In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses of Financial Instruments, which, together with subsequent amendments, amends the requirement on the measurement and recognition of expected credit losses for financial assets held. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2022, with early adoption permitted. The Company determined that available-for-sale securities, accounts receivable and contract assets are the applicable financial assets that are subject to this ASU and will adopt the guidance on January 1, 2022. The Company has not recorded impairment on the available-for-sale securities, therefore no material impact to the consolidated financial statements is expected. The Company will modify the impairment model related to the available-for-sale securities from the “other-than-temporary” impairment model to the “current expected credit losses” model upon adoption. The Company expects to record a cumulative-effect adjustment to retained earnings related to the allowance for doubtful accounts on the accounts receivable and contract assets using the modified retrospective approach. The adjustment is expected to be between $0.5 million and $1.0 million.
In December 2019, the FASB issued ASU No. 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes, which simplifies the accounting for income taxes by removing certain exceptions to the general principles in Topic 740. The update also simplifies GAAP for other areas of Topic 740 by clarifying and amending existing guidance to improve consistent application. The amendment in this update is effective for fiscal years beginning after December 15, 2020, and interim periods within those fiscal years, with early adoption permitted. The Company adopted this standard effective January 1, 2021. The Company has completed its assessment of this ASU and determined that it does not have a material impact on the Company’s consolidated financial statements.